                                                                    EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

 ALL CHAPTER 11 DEBTORS MUST SERVE THE U.S. TRUSTEE WITH THE DOCUMENTS AND REPORTS IDENTIFIED BELOW NO LATER THAN THE 15TH OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.


 DEBTOR NAME:              EDISON BROTHERS STORES, INC. ET AL.

 CASE NUMBER:              99-529 (MFW) THROUGH 99-536 (MFW)

     FOR THE MONTH OF FEBRUARY 2000 (FISCAL MONTH ENDING FEBRUARY 26, 2000)



---------------------------------------------------------------------------------------------------------------------------

                                                           DOCUMENT                PREVIOUSLY                EXPLANATION
              Required Documents                           Attached                Submitted                   Attached

---------------------------------------------------------------------------------------------------------------------------
1.       INCOME STATEMENT.                                   ( X )                    ( )                        ( )

2.       BALANCE SHEET.                                      ( X )                    ( )                        ( )

3.       STATEMENT OF CASH RECEIPTS                          ( X )                    ( )                       ( X )
         and Disbursements.

4.       STATEMENT OF AGED RECEIVABLES.                       ( )                     ( )                       ( X )

5.       STATEMENT OF AGED PAYABLES.                         ( X )                    ( )                       ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                      ( )                     ( )                       ( X )
         Insurance and Personnel.

7.       TAX RECEIPTS.                                        ( )                     ( )                       ( X )

8.       OTHER DOCUMENTS/REPORTS AS                          ( X )                    ( )                        ( )
         REQUIRED BY THE U.S. TRUSTEE:
         Summary of Cash Disbursements by Category
        --------------------------------------------------------------
         Taxes Payable Rollfoward
        -------------------------------------------------

 THE UNDERSIGNED INDIVIDUAL CERTIFIES UNDER PENALTY OF PERJURY (28 U.S.C.
 SECTION 1746) THAT TO THE BEST OF THE individual's knowledge, the documents appended are true and correct.

 By:    /s/ Judith M. Abrams                                  DATED:      March 20          , 2000
        -------------------------------------------------             -------------------------
         Judith M. Abrams
         Vice President, Controller
        -------------------------------------------------
         TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT



The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)



ASSETS                                                                  February 26, 2000    January 29, 2000
--------------------------------------------                            -----------------    ----------------
CURRENT ASSETS
  Cash and cash equivalents                                              $        43.6         $         44.7
  Other current assets                                                             3.5                    3.5
--------------------------------------------                             -------------         --------------
                   TOTAL CURRENT ASSETS                                           47.1                   48.2
Assets Held for Sale                                                               9.8                    9.8
Prepaid Pension Expense                                                           16.8                   16.8
Other Assets                                                                       0.2                    0.2
--------------------------------------------                             -------------         --------------
                       TOTAL ASSETS                                      $        73.9         $         75.0
============================================                             =============         ==============
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                                       $         1.7         $          2.2
  Payroll and vacations                                                            1.3                    1.3
  Other taxes                                                                      0.6                    0.6
  Other current liabilities                                                        9.1                    8.9
--------------------------------------------                             -------------         --------------
                 TOTAL CURRENT LIABILITIES                                        12.7                   13.0

Liabilities Subject to Compromise                                                160.8                  161.2
Postretirement and Other Employee Benefits                                        37.0                   37.3
Other Liabilities                                                                  0.4                    0.5
COMMON STOCKHOLDERS' EQUITY
  Common stock                                                                     0.1                    0.1
  Capital in excess of par value                                                 130.5                  130.5
  Common stock warrants                                                            7.0                    7.0
  Accumulated deficit                                                           (273.0)                (273.0)
  Foreign currency translation adjustment                                         (1.6)                  (1.6)
----------------------------------------------                           -------------         --------------
             TOTAL COMMON STOCKHOLDERS' EQUITY                                  (137.0)                (137.0)
----------------------------------------------                           -------------         --------------
               Total Liabilities and Equity                              $        73.9         $         75.0
==============================================                           =============         ==============




THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

    EDISON BROTHERS STORES, INC.
    DEBTOR-IN-POSSESSION
    CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
    (Dollars in millions)


                                                         4 Weeks Ended
                                                       February 26, 2000
    -------------------------------------------        -----------------

    NET SALES                                          $              -
    -------------------------------------------        ------------------
    Cost of goods sold, occupancy,
      and buying expenses                                            0.1
    Store operating and administrative expenses                      0.6
    Depreciation and amortization                                    0.0
    Interest (income)/expense, net                                  (0.1)
    (Gain)/Loss on Disposition of Assets                            (0.4)
    Other                                                           (0.2)
    -------------------------------------------        ------------------
    TOTAL EXPENSES                                                   0.0
    -------------------------------------------        ------------------
    INCOME (LOSS) BEFORE INCOME TAXES                               (0.0)
    Income tax provision
    -------------------------------------------        ------------------
    NET INCOME (LOSS)                                  $            (0.0)
    ===========================================        ==================


    THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

       EDISON BROTHERS STORES, INC.
       DEBTOR-IN-POSSESSION
       CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS - UNAUDITED
       (Dollars in millions)





                                                                     4 Weeks Ended
                                                                  February 26, 2000
       --------------------------------------------------------   -----------------
       CASH FLOWS FROM OPERATING ACTIVITIES:
         Net loss                                                 $             -
           Adjustments to reconcile net loss to net cash
             provided by (used in) operating activities:
               Depreciation and amortization                                   0.0
               Gain on disposal of property and equipment                      0.4
               Working capital changes, net of effects
                 from acquisitions and divestitures                           (0.6)
               Decrease in Liabilities Subject to Compromise                  (0.4)
               Other                                                          (0.5)
           Activity in connection with the Chapter 11 proceedings,
             noncash portion                                                  (0.0)
       --------------------------------------------------------   -----------------
         Total Operating Activities                                           (1.1)
       --------------------------------------------------------   -----------------
       CASH FLOWS FROM INVESTING ACTIVITIES:
         Capital expenditures                                                  0.0
         Decrease in investments                                               0.0
         Proceeds from disposal of asset held for sale                         0.0
         Other                                                                 0.0
       --------------------------------------------------------   -----------------
         Total Investing Activities                                            0.0
       --------------------------------------------------------   -----------------
       CASH FLOWS FROM FINANCING ACTIVITIES:
         Payments on capital lease obligation                                  0.0
         Increase/(Decrease) in short-term borrowings                          0.0
         Increase/(Decrease) in senior-note interest escrow                    0.0
         Other                                                                 0.0
       --------------------------------------------------------   -----------------
         Total Financing Activities                                           ----
       --------------------------------------------------------   -----------------
       Effect of exchange rate changes on cash                                 0.0
       --------------------------------------------------------   -----------------
       CASH PROVIDED (USED)                                                   (1.1)
       Beginning cash and cash equivalents                                    44.7
       --------------------------------------------------------   -----------------
       ENDING CASH AND CASH EQUIVALENTS                           $           43.6
       --------------------------------------------------------   -----------------


       THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS


CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:       01/30/00
       THROUGH:    02/26/00





BANK TRANSACTIONS...
--------------------------------- ---------------------- ------------------ ---------------- -------------------
                                                             MERCANTILE
                                          FIRST UNION       NATIONAL BANK    MERRILL LYNCH      FEDERATED
                                         NATIONAL BANK        OF ST. LOUIS         (C)           INVESTORS
                                             (A)                 (B)                                (D)
--------------------------------- ---------------------- ------------------ ---------------- -------------------
BEGINNING BANK LEDGER BALANCE                    $899.16         $19,052.72            $0.00       $27,646,631.0
--------------------------------- ---------------------- ------------------ ---------------- -------------------
RECEIPTS FOR PERIOD (1)                     1,582,387.58          12,746.95             0.00         (964,256.66)
--------------------------------- ---------------------- ------------------ ---------------- -------------------
CASH CLEARINGS FOR PERIOD                  (1,575,312.77)           (419.28)            0.00                0.00
--------------------------------- ---------------------- ------------------ ---------------- -------------------
ENDING BANK LEDGER BALANCE                     $7,973.97         $31,380.39            $0.00      $26,682,374.35
--------------------------------- ---------------------- ------------------ ---------------- -------------------


--------------------------------- ---------------------- ------------------ ---------------- -------------------

                                                                                 CONGRESS
                                             BANK OF           TOTAL             FINANCIAL        NET POSITION
                                           NOVA SCOTIA                        REVOLVING CREDIT
                                               (E)                                 LINE (F)
--------------------------------- ---------------------- ------------------ ---------------- -------------------

BEGINNING BANK LEDGER BALANCE                      $0.00     $27,666,582.89   $10,622,426.38      $38,289,009.27
--------------------------------- ---------------------- ------------------ ---------------- -------------------
RECEIPTS FOR PERIOD (1)                             0.00        $630,877.87        41,376.02         $672,253.89
--------------------------------- ---------------------- ------------------ ---------------- -------------------
CASH CLEARINGS FOR PERIOD                           0.00     ($1,575,732.05)      (15,394.76)     ($1,591,126.81)
--------------------------------- ---------------------- ------------------ ---------------- -------------------
ENDING BANK LEDGER BALANCE                         $0.00     $26,721,728.71   $10,648,407.64      $37,370,136.35
--------------------------------- ---------------------- ------------------ ---------------- -------------------

(1) Includes transfers between accounts which net to zero.






                                  BALANCES PER GENERAL LEDGER...
                                  -----------------------------------------------------------------------   ---------------
                                  NON-STORE DEPOSITORY ACCOUNTS                                              $43,506,570.50
                                  -----------------------------------------------------------------------   ---------------
                                  STORE DEPOSITORY ACCOUNTS, CASH IN TRANSIT, AND PETTY CASH IN STORES             7,051.95
                                  -----------------------------------------------------------------------   ---------------
                                  CREDIT CARD RECEIVABLES                                                        135,847.36
                                  -----------------------------------------------------------------------   ---------------
                                  TOTAL                                                                      $43,649,469.81
                                  -----------------------------------------------------------------------   ---------------







--------------------------------------------------------                        ----------------------------------------------------

                                                                                (d) Prime Value Obligations Fund #853
(a)  201 South College Street, Charlotte, NC 28288                                  PO Box 8602, Boston, MA 02266-8602
     Account Number 2014201943442                                                   Account Numbers 4486001, 4500673, and 4375733
--------------------------------------------------------                        ---------------------------------------------------

--------------------------------------------------------                        ----------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                                 (e) 44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 1001014677                                                      Account Number 80002  2237-19
--------------------------------------------------------                        ----------------------------------------------------

--------------------------------------------------------                        ----------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                         (f) 1133 Avenue of the Americas, New York, NY 10036
     Account Number 70M-07J96                                                       Loan Numbers 4639, 4659, 4661 and 4683
--------------------------------------------------------                        ----------------------------------------------------

                       EDISON BROTHERS STORES, INC. ET AL.S
                       CASE NO. 99-529 THROUGH 99-536
                       SUMMARY OF CASH DISBURSMENTS
                       FOR THE MONTH ENDING FEBRUARY 26, 2000

                                                                        FIRST UNION
                                     ACCOUNTS PAYABLE PAYMENTS VIA:                PAYROLL TAX        ALL OTHER WIRES
                                       CHECKS               ACHS                    WIRES            AND ACH PAYMENTS
                                       ------               ----                    -----            ----------------
RENT                                     97,374.72
FREIGHT                                       0.00
MERCHANDISE                                   0.00
UTILITIES & SERVICES                    103,918.88
BANKURPTCY RELATED                       81,234.64
PAYROLL                                  10,450.56         102,698.85
PAYROLL TAXES                                               49,081.20
GENERAL TAXES                            31,152.77
CUSTOMS BROKERS
OTHER                                   264,720.35         133,148.30                                    256,305.11

TOTAL DISBURSMENTS                      588,851.92         284,928.35                   0.00             256,305.11



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above                (588,851.92)
Add back in Payroll Clearings            10,450.56
Add back all other check clearing     1,023,628.75


Total Disbursments                    1,034,079.31         284,928.35                   0.00             256,305.11
                                                                         Total First Union =           1,575,312.77
Total Disbursments Per Summary                                                                         1,575,312.77
Difference                                                                                                     0.00





                                                   DISBURSEMENTS
                                                  FROM MERCANTILE     NOVA SCOTIA      CONGRESS          TOTAL
                                                  ---------------     -----------      --------          -----
RENT                                                                                                  97,374.72
FREIGHT                                                                                                    0.00
MERCHANDISE                                                                                                0.00
UTILITIES & SERVICES                                                                                 103,918.88
BANKURPTCY RELATED                                                                                    81,234.64
PAYROLL                                                                                              113,149.41
PAYROLL TAXES                                                                                         49,081.20
GENERAL TAXES                                                                                         31,152.77
CUSTOMS BROKERS                                                                                            0.00
OTHER                                                      419.28           0.00      15,394.76      669,987.80

TOTAL DISBURSMENTS                                         419.28           0.00      15,394.76    1,145,899.42



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above                                                                             (588,851.92)
Add back in Payroll Clearings                                                                         10,450.56
Add back all other check clearing                                                                  1,023,628.75


Total Disbursments                                         419.28           0.00      15,394.76    1,591,126.81

Total Disbursments Per Summary                             419.28           0.00      15,394.76    1,591,126.81
Difference                                                   0.00           0.00           0.00            0.00

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENET OF AGED PAYABLES
                           ---------------------------
                                FOR THE MONTH ENDING February 26, 2000



 DEBTOR NAME:          Edison Brothers Stores, Inc. et al.

 CASE NUMBER:          99-529 (MFW) through 99-536 (MFW)

--------------------------------------------------------------------------------



 ACCOUNT                                               TOTAL        CURRENT            PAST DUE          PAST DUE        PAST DUE
 NAME                           DESCRIPTION            DUE          (0-30 days)        (31-60)           (61-90)         (91 & Over)

------------------------------------------------------------------------------------------------------------------------------------


 A/P DOMESTIC MERCHANDISE       Mdse. Inventory            $ -                -
 A/P FOREIGN MERCHANDISE        Mdse. Inventory              -                -
 A/P EXPENSE                    Misc Expenses              1.7              1.7






 TOTALS                                                    $ 1.7            1.7            -                  -                   -

 NOTE:  PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                                             $    -
                                                                                                                             ------
 2.    NEW ACCOUNTS THIS MONTH                                                                                                  1.7
                                                                                                                             ------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                                              1.7
                                                                                                                             ------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                                         -
                                                                                                                             ------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                                         $  1.7
                                                                                                                             ------



Debtor Name: Edison Brothers Stores, Inc.                                                                        Date:      03/23/00
Case No.: 99-073 (MFW)



========================================================================================================================
                                         1/29/00                                                                 2/26/00
                                         Ending               Accrued/                 Payments/                  Ending
                                         Balance              Withheld                 Deposits                  Balance
                               =========================================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                            (129,552)              41,859                   41,859                  (129,552)
State                                         29                5,653                    5,624                        58
Local/Occup W/H                            2,521                1,782                    1,188                     3,115


UNEMPLOYMENT TAX:

Federal                                      392                  190                      190                       392
State                                         28                  220                      220                        28

SDI                                            0                    0                        0                         0

SALES & LOCAL USE TAXES: *               565,071                    0                     (213)                  565,284

PROPERTY TAXES:                                0                    0                        0                         0

REAL ESTATE TAXES: **                          0                    0                        0                         0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**   Corporate properties only.